UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2016

ROCKWELL MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Michigan	000-23661	38-3317208
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

30142 Wixom Road, Wixom, Michigan	48393
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code            (248) 960-9009

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On June 2, 2016, Rockwell Medical, Inc. (the “Company”) held its Annual Meeting of Shareholders.  At the Annual Meeting the shareholders (1) reelected one incumbent director for a term expiring in 2019, (2) did not approve the Company’s 2016 Long Term Incentive Plan, and (3) ratified the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for 2016.  The following tables set forth the final voting results on each matter.

Director Nominee	For	Withheld	Broker Non-Votes
Ronald D. Boyd	14,011,364	10,981,850	22,314,175

Proposal	For	Against	Abstain	Broker Non- Votes
Approve the 2016 LTIP	11,977,282	12,806,542	209,390	22,314,175
Ratify the selection of Plante & Moran, PLLC	43,453,090	3,746,013	108,286	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: June 6, 2016	By:	/s/ Thomas E. Klema
Thomas E. Klema
Its: Chief Financial Officer